Supplemental Agreement No. 100

to

Purchase Agreement No. 1810

between

THE BOEING COMPANY

and

SOUTHWEST AIRLINES CO.

Relating to Boeing Model 737-7H4 and 737-8H4 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 100 (SA-100) is entered into as of January 23, 2017, by and between THE BOEING COMPANY, a Delaware corporation with principal offices in Seattle, Washington (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with principal offices in Dallas, Texas (Buyer).

RECITALS:

WHEREAS, Buyer and Boeing entered into Purchase Agreement No. 1810 dated January 19, 1994, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing Model 737-7H4 aircraft (737-7H4 Aircraft) and 737-8H4 aircraft (737-8H4 Aircraft), collectively the “Aircraft”. This SA-100 is an amendment to and is incorporated into the Purchase Agreement. Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Purchase Agreement; and

WHEREAS, Buyer has elected to exercise Buyer’s right to purchase two (2) Option Aircraft within the same scheduled delivery month in 2018 (Exercised Option Aircraft) in accordance with the terms set forth in Letter Agreement SWA-PA-1810-LA-1105884R2,
Option Aircraft; and

WHEREAS, Boeing and Buyer agree to amend the Purchase Agreement by revising the delivery month of four (4) Block 800LUV Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	TABLE OF CONTENTS.

The Table of Contents is deleted in its entirety and replaced by a new Table of Contents (attached), which lists the Tables and Letter Agreements revised by this SA-100 and is identified by “SA-100”. Such revised Table of Contents, by this reference, is incorporated in the Purchase Agreement.
*** Pursuant to 17 CFR 240.24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

P.A. No. 1810	SA-100-1
BOEING PROPRIETARY

2.	TABLES.

2.1      Table 1c, Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration), is deleted in its entirety and replaced by a new Table 1c (attached). The new Table 1c reflects the revised delivery month for one (1) Aircraft.

2.2      Table 1d, Aircraft Information Table - Block 800LUV Aircraft (non-ETOPS Configuration), is deleted in its entirety and replaced by a new Table 1d (attached). The new Table 1d reflects, (i) the additions of the Exercised Option Aircraft and (ii) revised delivery month for three (3) Aircraft.

3.	EXHIBITS.

3.1      Attachment B, Buyer Furnished Equipment Variables, to Exhibit E of the Purchase Agreement is deleted in its entirety and a replaced by a new Attachment B (attached) which adds the BFE on dock dates for the Table 1d Aircraft.

4.	LETTER AGREEMENTS.

4.1      Attachment B to Letter Agreement SWA-PA-1810-LA-1105884R2, Option Aircraft, is deleted in its entirety and replaced by a new Attachment B (attached). The new Attachment B reflects deletion of the Exercised Option Aircraft.

4.2     Attachment A to Letter Agreement SWA-PA-1810-LA-1001315R4, ***
is deleted in its entirety and replaced by a new Attachment A (attached). The new Attachment A updates the delivery month of Aircraft 50 to March 2017.

5.	***

P.A. No. 1810	SA-100-2
BOEING PROPRIETARY

The Purchase Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY	SOUTHWEST AIRLINES CO.

By: /s/ Kyle L. Kersavage	By: /s/ Chris Monroe
Chris Monroe
Its: Attorney‑In‑Fact	Its: VP, Treasurer

P.A. No. 1810	SA-100-3
BOEING PROPRIETARY

ARTICLES		Page Number	SA Number

1.	Subject Matter of Sale	1‑1	SA-92

2.	Delivery, Title and Risk
	of Loss	2‑1	SA-28

3.	Price of Aircraft	3‑1	SA-92

4.	Taxes	4‑1

5.	Payment	5‑1

6.	Excusable Delay	6‑1

7.	Changes to the Detail
	Specification	7-1	SA-73

8.	Federal Aviation Requirements and
	Certificates and Export License	8-1

9.	Representatives, Inspection
	Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10‑1

11.	Termination for Certain Events	11‑1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
	and Insurance	12-1

13.	Buyer Furnished Equipment and
	Spare Parts	13-1

14.	Contractual Notices and Requests	14‑1

15.	Miscellaneous	15‑1

P.A. No. 1810	i
K/SWA		SA-100

SA
Number

TABLE

1b	Aircraft Information Table - Block 800LUV Aircraft	SA-82

1c	Aircraft Information Table - Block 800LUV Aircraft	SA-100
(non-ETOPS Configuration)

1d	Aircraft Information Table - Block 800LUV Aircraft	SA-100
(non-ETOPS Configuration)

EXHIBITS

A-6	Aircraft Configuration - Block 800LUV Aircraft	SA-75

A-7	Aircraft Configuration - Block 800LUV Aircraft	SA-84
(non-ETOPS Configuration)

B	***	SA-75

C	Customer Support Document

C-2	737-800 Customer Support Document	SA-75

D-2	Economic Price Adjustment	SA-75
ECI-MFG/CPI (July 2011 Base Price)

E	Buyer Furnished Equipment	SA-75
Provisions Document
Attachment A - 737-7H4 Aircraft (through 2012)
	Attachment B - 737-8H4 Aircraft (2012-2018)	SA-100

F	Defined Terms Document

LETTER AGREEMENTS

1810-1R1	Waiver of Aircraft Demonstration Flight	SA-75

P.A. No. 1810	ii
K/SWA		SA-100

SA
Number
RESTRICTED LETTER AGREEMENTS

6‑1162‑RLL‑932R3	***	SA-75

6‑1162‑RLL‑934R5	Disclosure of Confidential Information	SA-75

6‑1162‑RLL‑941R3	Other Matters	SA-75

6-1162-KJJ-055R1	Structural Matters	SA-25

6-1162-KJJ-056	Noise and Emission Matters	SA-13

6-1162-KJJ-057	Product Development Matters	SA-13

SWA-PA-1810-LA-1001315R4	***	SA-92
	Attachment A	SA-100

SWA-PA-1810-LA-1003498R1	***	SA-75

SWA-PA-1810-LA-1003490R4	***	SA-92

SWA-PA-1810-LA-1003367R1	***	SA-75

SWA-PA-1810-LA-1105883	Aircraft Model Substitution	SA-75

SWA-PA-1810-LA-1105884R2	Option Aircraft	SA-92
Attachment A - Model 737-8H4 Aircraft		SA-92
Attachment B - Option Aircraft Information Table		SA-100

SWA-PA-1810-LA-1105885R3	***	SA-90

SWA-PA-1810-LA-1105886R2	~~***~~	SA-92

SWA-PA-1810-LA-1105887	~~***~~	SA-75

SWA-PA-1810-LA-1105888R5	***	SA-92

SWA-PA-1810-LA-1105889	***	SA-75

SWA-PA-1810-LA-1303010R1	***	SA-92

SWA-PA-1810-LA-1504814	***	SA-92

P.A. No. 1810	iii
K/SWA		SA-100

ADDITIONAL LETTERS (FOR REFERENCE) - INACTIVE (as of SA-82)
6-1162-MSA-288	Business Offer - Enhanced Ground Proximity
Warning System (EGPWS) - Activation - Peaks
and Obstacles Feature
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

6-1162-JMG-501R2	Business Offer - ACARS package
(Not applicable to Block 700LUV & Block 800LUV Aircraft)

INACTIVE / DELETED TABLES, EXHIBITS, AND LETTER AGREEMENTS

TABLE

Table	Title	Last Updated under SA	Current Status
1	Aircraft Information Table	SA-75	Inactive
2	Option Aircraft Information Table	SA-74	Deleted under SA-75
1a	Aircraft Information Table - Block 700LUV Aircraft	SA-91	Deleted Under SA-92

EXHIBITS

Exhibits	Title	Last Updated under SA	Current Status
A	Aircraft Configuration - 737-700	SA-36	Inactive
A-Winglet	Aircraft Configuration	SA-36	Inactive
A-1-Winglet	Aircraft Configuration	SA-36	Inactive
A-1A	Aircraft Configuration - 737-700 Block T-W-2c	SA-36	Inactive
A-2	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-47	Inactive
A-3	Aircraft Configuration - 737-700 Block T-W-2 / T-W-2a	SA-61	Inactive
A-4	Aircraft Configuration - 737-700 Block T-W-2b Aircraft	SA-66	Inactive
A-5	Aircraft Configuration - Block 700LUV Aircraft	SA-75	Deleted under SA-92
C.2	737-800 Customer Support Variables	SA-71	Deleted under SA-75
D	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1992 Base Price)		Inactive
D-1	Price Adjustment Due to Economic Fluctuations - Aircraft Price Adjustment (July 1999 Base Price)	SA-13	Inactive

P.A. No. 1810	iv
K/SWA		SA-100

Exhibits	Title	Last Updated under SA	Current Status
Aircraft Price Adjustment (July 1999 Base Price)
E.2	737-800 Buyer Furnished Equipment Provisions Document	SA-73	Deleted under SA-75

RESTRICTED LETTER AGREEMENTS

Letter Agreement	Title	Last Updated under SA	Current Status
6‑1162‑RLL‑933R21	Option Aircraft	SA-60	Deleted under SA-75
6‑1162‑RLL‑935R1	Performance Guarantees	SA-1	Inactive
6‑1162‑RLL‑936R4	Certain Contractual Matters	SA-4	Inactive
6‑1162‑RLL‑937	Alternate Advance Payment Schedule		Inactive
6‑1162‑RLL‑938	***		Inactive
6‑1162‑RLL‑939R1	Certification Flight Test Aircraft	SA-1	Inactive
6‑1162‑RLL‑940R1	Training Matters	SA-1	Inactive
6‑1162‑RLL‑942	Open Configuration Matters		Inactive
6‑1162‑RLL‑943R1	Substitution Rights	SA-6	Deleted under SA 75
6‑1162‑RLL‑944	***		Inactive
6-1162-RLL-945	Comparison of 737-7H4 and 737-3H4 Block Fuel Burn		Inactive
6-1162-RLL-1855R3	Additional Contractual Matters	SA-4	Inactive
6-1162-RLL-1856	***	SA-1	Inactive
6-1162-RLL-1857	Service Ready Validation Program Field Test	SA-1	Inactive
6-1162-RLL-1858R1	Escalation Matters	SA-4	Inactive
6-1162-RLL-2036	Amortization of Costs for Customer Unique Changes	SA-1	Inactive
6-1162-RLL-2037	Reconciliation of the Aircraft Basic Price	SA-1	Inactive
6-1162-RLL-2073	Maintenance Training Matters	SA-1	Inactive
6-1162-KJJ-058R1	Additional Substitution Rights	SA-71	Deleted under SA-75
6-1162-KJJ-150	Flight Control Computer & Mode Control Panel Spares Matter	SA-14	Inactive
6-1162-MSA-185R3	Delivery Change Contractual Matters	SA-21	Inactive

P.A. No. 1810	v
K/SWA		SA-100

Letter Agreement	Title	Last Updated under SA	Current Status
6-1162-JMG-747R1	***	SA-36	Inactive
6-1162-CHL-217	Rescheduled Flight Test Aircraft	SA-32	Inactive
6-1162-NIW-606R1	***	SA-36	Inactive
6-1162-NIW-640	Early Delivery of Two April 2004 Aircraft	SA-35	Inactive
6-1162-NIW-889	Warranty - Exterior Color Schemes and Markings for YA143 and on	SA-39	Inactive
6-1162-NIW-1142	***	SA-43	Inactive
6-1162-NIW-1369	***	SA-46	Inactive
6-1162-NIW-1983	***	SA-62	Inactive
SWA-PA-1810-LA-1000419	***	SA-64	Inactive
6-1162-NIW-890R1	***	SA-75 SA-39	Inactive
6-1162-KJJ-054R2	Business Matters	SA-75	Inactive
6-1162-JMG-669R9	***	SA-75 SA-75 SA-54	Inactive
SWA-PA-1810-LA-02710R1	***	SA-72	Inactive
SWA-PA-01810/03729-LA-1301169	***	SA-2 to PA 3729	Inactive

P.A. No. 1810	vi
K/SWA		SA-100

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW:	737-800	174200 pounds		Detail Specification:	D019A001SWA38P-1 Rev C (3/29/2013)

Engine Model/Thrust:	CFM56-7B27	27300 pounds	Note 1	Base Aircraft Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Base Aircraft Price: Engine Price		***		Base Year/Escalation Formula:	N/A	N/A

Special Features:	***

Add'l Features/Changes	***

Total Special Features (Exhibit A-7)		***

Sub-Total of Airframe and Features:		***		Aircraft Price Escalation Data:

Engine Price (Per Aircraft):			***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:			***

Seller Purchased Equipment (SPE) Estimate:			***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Sep-2013	3	***	36933, 36912, 36914	***		***	***	***	***	***
Nov-2013	3	***	36915, 33939, 42526	***		***	***	***	***	***
Dec-2013	3	***	36917, 36919, 36731	***		***	***	***	***	***
Mar-2014	2	***	37004, 36896	***		***	***	***	***	***
Apr-2014	3	***	42384, 36894, 36895	***		***	***	***	***	***
May-2014	3	***	36897, 42385, 42521	***		***	***	***	***	***
Jun-2014	4	***	36898, 36905, 42522, 42523	***		***	***	***	***	***
Jun-2014	2	***	60082, 60083	***	OPEX	***	***	***	***	***
Jul-2014	1	***	36911	***		***	***	***	***	***
Jul-2014	3	***	60084, 60085, 60086	***	OPEX	***	***	***	***	***
Aug-2014	4	***	36907, 42525, 36935, 42528	***		***	***	***	***	***
Sep-2014	2	***	42527, 42531	***		***	***	***	***	***
Sep-2014	1	***	36909	***		***	***	***	***	***
Oct-2014	1	***	36920	***		***	***	***	***	***

SWA-PA-01810		SA-100
63879 63887 64110 64111 66379 68788 70150 73631 82233 88233 93899	Boeing Proprietary	Page 1

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Nov-2014	1	***	36971	***		***	***	***	***	***
Dec-2014	2	***	37037, 37045	***		***	***	***	***	***
Dec-2014	2	***	42529, 42530	***		***	***	***	***	***
Dec-2014	2	***	42524, 35973	***		***	***	***	***	***
Jan-2015	2	***	36899, 42535	***		***	***	***	***	***
Feb-2015	3	***	36901, 36654, 36906	***		***	***	***	***	***
Mar-2015	2	***	36902, 36936	***		***	***	***	***	***
Apr-2015	2	***	36649, 36652	***		***	***	***	***	***
May-2015	2	***	36903, 36657	***		***	***	***	***	***
Jun-2015	2	***	36655, 36656	***		***	***	***	***	***
Nov-2015	3	***	36937, 36715, 36940	***		***	***	***	***	***
Dec-2015	3	***	36941, 36734, 35976	***		***	***	***	***	***
Jan-2016	2	***	36650, 36735	***		***	***	***	***	***
Feb-2016	3	***	36904, 36932, 36737	***		***	***	***	***	***
Mar-2016	2	***	36651, 36738	***		***	***	***	***	***
Apr-2016	1	***	36653	***		***	***	***	***	***
May-2016	5	***	36658, 36939, 33937, 36938,36723	***		***	***	***	***	***
Jun-2016	1	***	36916	***		***	***	***	***	***
Jul-2016	3	***	36921, 36945, 33942	***		***	***	***	***	***
Aug-2016	4	***	36678, 36661, 35965, 36728	***		***	***	***	***	***
Sep-2016	4	***	36977, 36923, 41530, 36666	***		***	***	***	***	***
Oct-2016	2	***	38812, 38813	***		***	***	***	***	***
Nov-2016	3	***	36670, 38814, 41531	***		***	***	***	***	***
Nov-2016	2	***	36925, 36944	***		***	***	***	***	***
Dec-2016	1	***	38816	***		***	***	***	***	***
Dec-2016	3	***	36975, 36943, 36976	***		***	***	***	***	***
Jan-2017	2	***	42532, 36910	***		***	***	***	***	***
Feb-2017	3	***	36969, 36970, 36922	***		***	***	***	***	***
Mar-2017	3	***	36972, 36949, 36946	***		***	***	***	***	***

SWA-PA-01810		SA-100
63879 63887 64110 64111 66379 68788 70150 73631 82233 88233 93899	Boeing Proprietary	Page 2

Table 1c to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast	Sub-Block Note 2	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Mar-2017	1	***	36927	***		***	***	***	***	***
Apr-2017	1	***	36974	***		***	***	***	***	***
Jun-2017	1	***	42534	***		***	***	***	***	***
Aug-2017	1	***	36926	***		***	***	***	***	***
Oct-2017	2	***	36951, 36968	***		***	***	***	***	***
Feb-2018	2	***	42545, 42533	***		***	***	***	***	***
Mar-2018	1	***	36928	***		***	***	***	***	***
Apr-2018	2	***	36952, 36954	***		***	***	***	***	***
May-2018	1	***	36957	***		***	***	***	***	***

Total:	117

Notes:
1) ***
2) The sub-block identifier is used to denote applicability of certain business terms as referenced in Letter Agreement SWA-PA-1810-LA-1105888R4 to the Purchase Agreement.
3) ***

SWA-PA-01810		SA-100
63879 63887 64110 64111 66379 68788 70150 73631 82233 88233 93899	Boeing Proprietary	Page 3

Table 1d to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Airframe Model/MTOW: 737-800	174,200 pounds		Detail Specification:	D019A001SWA38 (1/9/2015)

Engine Model/Thrust: CFM56-7B27	27,300 pounds		Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Airframe Price:	***		Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features:	***

Sub-Total of Airframe and Features:	***		Airframe Escalation Data:

Engine Price (Per Aircraft):		***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):	***		Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	***	***

Seller Purchased Equipment (SPE) Estimate:

Deposit per Exercised Option Aircraft (OPEX): $100,000

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Dec-2016	2	***	63593, 63594	***	OPEX	***	***	***	***	***
May-2017	1	***	63592	***	OPEX	***	***	***	***	***
May-2017	1	***	63575	***		***	***	***	***	***
May-2017	1	***	63576	***		***	***	***	***	***
Jun-2017	2	***	63577, 63578	***		***	***	***	***	***
Jun-2017	3	***	63596, 63595, 63598	***	OPEX	***	***	***	***	***
Jun-2017	2	***	63571, 63586	***		***	***	***	***	***
Jul-2017	1	***	63581	***		***	***	***	***	***
Jul-2017	1	***	63599	***	OPEX	***	***	***	***	***
Aug-2017	1	***	63587	***		***	***	***	***	***
Aug-2017	2	***	63573, 63574	***		***	***	***	***	***
Sep-2017	1	***	63572	***		***	***	***	***	***

SA-100
SWA-PA-01810 82233 / 88233 / 93899	Boeing Proprietary	Page 1

Table 1d to
Purchase Agreement No. PA-01810
Aircraft Delivery, Description, Price and Advance Payments
Block 800LUV Aircraft (non-ETOPS Configuration)

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Aircraft Serial Number	Escalation Forecast		Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
							At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Oct-2017	1	***	63579	***		***	***	***	***	***
Oct-2017	1	***	63597	***	OPEX	***	***	***	***	***
Nov-2017	1	***	63580	***		***	***	***	***	***
Dec-2017	2	***	63582, 63583	***		***	***	***	***	***
Dec-2017	4	***	63600, 63601, 63602, 36993	***	OPEX	***	***	***	***	***
Jan-2018	1	***	64115	***	OPEX	***	***	***	***	***
Jan-2018	2	***	63584, 63585	***		***	***	***	***	***
Feb-2018	2	***	64171, 64172	***	OPEX	***	***	***	***	***
Mar-2018	1	***	64174	***	OPEX	***	***	***	***	***
Apr-2018	1	***	64248	***	OPEX	***	***	***	***	***
May-2018	2	***	63588, 63589	***		***	***	***	***	***
May-2018	2	***	64251, 64250	***	OPEX	***	***	***	***	***
Jun-2018	2	***	63590, 63591	***		***	***	***	***	***
Jun-2018	2	***	64350, 64349	***	OPEX	***	***	***	***	***
Jul-2018	2	***	64347, 64348	***	OPEX	***	***	***	***	***
Total:		44

Notes:
1) ***

SA-100
SWA-PA-01810 82233 / 88233 / 93899	Boeing Proprietary	Page 2

Attachment B To
Letter Agreement SWA-PA-1810-LA-1105884R2
Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	174,200 pounds		Detail Specification:	D019A001SWA38 (1/9/2015)

Engine Model/Thrust:	CFM56-7B27	27,300 pounds		Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI

Airframe Price:		***		Engine Price Base Year/Escalation Formula:	N/A	N/A

Optional Features Estimate:		***

Sub-Total of Airframe and Features:		***		Airframe Escalation Data:

Engine Price (Per Aircraft):			***	Base Year Index (ECI):	***

Aircraft Basic Price (Excluding BFE/SPE):		***		Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:		***

Seller Purchased Equipment (SPE) Estimate:			***

Deposit per Aircraft:			***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Option Exercise Date	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					At Signing ***	24 Mos. ***	21/18/12/9/6 Mos. ***	Total ***
Aug-2018	3	***	2/1/2017	***	***	***	***	***
Sep-2018	1	***	3/1/17	***	***	***	***	***
Oct-2018	1	***	4/1/17	***	***	***	***	***
Nov-2018	1	***	5/1/17	***	***	***	***	***
Dec-2018	1	***	6/1/17	***	***	***	***	***

Total:		7

SWA-PA-01810 82233-1F.TXT		SA-100
	BOEING PROPRIETARY	Page 1

Attachment A to SWA-PA-1810-LA1001315R4

***

Letter Agmt SWA-PA-1810-LA-1001315R4; paragraph 3.3
No.	Model	Aircraft Block	MSN's	Current Delivery Mo.	Base Year	***
1	737-700	T-W-2b	36962	July-11	1999	***
2	737-700	T-W-2b	36963	July-11	1999	***
3	737-700	T-W-2b	36965	August-11	1999	***
4	737-700	T-W-2b	36967	October-11	1999	***
5	737-800	800LUV	36980	March-12	2011	***
6	737-800	800LUV	36983	April-12	2011	***
7	737-800	800LUV	36985	May-12	2011	***
8	737-800	800LUV	36987	May-12	2011	***
9	737-800	800LUV	36990	July-12	2011	***
10	737-800	800LUV	36992	August-12	2011	***
11	737-800	800LUV	36994	September-12	2011	***
12	737-800	800LUV	37003	November-12	2011	***
13	737-800	800LUV	37009	December-12	2011	***
14	737-800	800LUV	36973	March-13	2011	***
15	737-800	800LUV	36998	March-13	2011	***
16	737-800	800LUV	36908	April-13	2011	***
17	737-800	800LUV	36933	September-13	2011	***
18	737-800	800LUV	42526	November-13	2011	***
19	737-800	800LUV	37004	March-14	2011	***
20	737-800	800LUV	42521	May-14	2011	***
21	737-800	800LUV	42522	June-14	2011	***
22	737-800	800LUV	60082	June-14	2011	***
23	737-800	800LUV	60083	June-14	2011	***
24	737-800	800LUV	42523	June-14	2011	***
25	737-800	800LUV	60084	July-14	2011	***
26	737-800	800LUV	60085	July-14	2011	***
27	737-800	800LUV	60086	July-14	2011	***
28	737-800	800LUV	42524	December-14	2011	***
29	737-800	800LUV	42525	August-14	2011	***
30	737-800	800LUV	36935	August-14	2011	***
31	737-800	800LUV	42527	September-14	2011	***
32	737-800	800LUV	42528	August-14	2011	***
33	737-800	800LUV	42531	September-14	2011	***
34	737-800	800LUV	36909	September-14	2011	***
35	737-800	800LUV	42529	December-14	2011	***
36	737-800	800LUV	42530	December-14	2011	***
37	737-800	800LUV	37045	December-14	2011	***
38	737-800	800LUV	37037	December-14	2011	***
39	737-800	800LUV	42535	January-15	2011	***
40	737-800	800LUV	36940	November-15	2011	***
41	737-800	800LUV	36938	May-16	2011	***
42	737-800	800LUV	36939	May-16	2011	***
43	737-800	800LUV	36945	July-16	2011	***
44	737-800	800LUV	36977	September-16	2011	***
45	737-800	800LUV	42532	January-17	2011
46	737-800	800LUV	36910	January-17	2011
47	737-800	800LUV	36970	February-17	2011
48	737-800	800LUV	36969	February-17	2011

BOEING PROPRIETARY	SA-100

Attachment A to SWA-PA-1810-LA1001315R4

49	737-800	800LUV	36972	March-17	2011
50	737-800	800LUV	36927	March-17	2011	^
51	737-800	800LUV	36974	April-17	2011
52	737-800	800LUV	36925	November-16	2011	*
53	737-800	800LUV	36975	December-16	2011	*
54	737-800	800LUV	36976	December-16	2011	*
55	737-800	800LUV	36926	August-17	2011	&
56	737-800	800LUV	42533	February-18	2011
57	737-800	800LUV	42545	February-18	2011
58	737-800	800LUV	42534	June-17	2011	&&
59	737-800	800LUV	63592 +	May-17	2011
60	737-800	800LUV	63593 +	December-16	2011	**
61	737-800	800LUV	63594 +	December-16	2011	**
62	737-800	800LUV	63595 +	June-17	2011	&&

* Accelerated in SA-92
** Accelerated in SA-93
& Accelerated in SA-94
&& Accelerated in SA-98
^ Accelerated in SA-100
+ MSN Identified in SA-94

BOEING PROPRIETARY	SA-100

Attachment B to Exhibit E of PA 1810

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL737-7H4 and 737-8H4 AIRCRAFT

This Attachment B to Exhibit E of Purchase Agreement No. 1810 contains supplier selection dates, preliminary on-dock dates and other requirements applicable to the 737-7H4 Aircraft and 737-8H4 Aircraft.

1.	Supplier Selection for 737-8H4 Aircraft.

Buyer will select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	~~March 1, 2011~~ Completed

Galley Inserts	~~March 1, 2011~~ Completed

Seats (passenger)	~~January 17, 2011~~ Completed

Miscellaneous Emergency Equipment	~~March 1, 2011~~ Completed

2.	Preliminary On-dock Dates for 737-7H4 Aircraft & 737-8H4 Aircraft.
For planning purposes, preliminary BFE on-dock dates are set forth below:

Preliminary On-Dock Dates Month of Delivery
Item	Mar 2012	Apr 2012	May 2012	Jun-2012	Jul 2012	Aug 2012	Sep 2012
Seats	1/23/2012	2/21/2012	3/22/2012	4/20/2012	5/22/2012	6/21/2012	7/23/2012
Galleys/Furnishings	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Antennas & Mounting Equipment	11/23/2011	12/21/2011	1/23/2012	2/20/2012	3/22/2012	4/20/2012	5/23/2012
Avionics	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Cabin Systems Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012

Attachment B to Exhibit E of PA 1810	SA-100

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	1/16/2012	2/14/2012	3/15/2012	4/13/2012	5/15/2012	6/14/2012	7/16/2012
Textiles/Raw Material	9/29/2011	10/28/2011	12/1/2011	1/10/2012	2/9/2012	3/9/2012	4/9/2012
Cargo Systems (Singe Aisle Programs)	1/3/2012	1/31/2012	3/1/2012	3/30/2012	5/1/2012	5/31/2012	7/2/2012
Provision Kits (Single Aisle Programs)	9/2/2011	9/30/2011	11/1/2011	11/30/2011	1/3/2012	1/31/2012	3/2/2012
Radomes (Single Aisle Programs)	12/16/2011	1/13/2012	2/15/2012	3/13/2012	4/16/2012	5/14/2012	6/15/2012

Preliminary On-Dock Dates Month of Delivery
Item	Oct 2012	Nov 2012	Dec 2012	Jan-2013	Feb-2013	Mar-2013	Apr-2013
Seats	8/23/2012	9/20/2012	10/23/2012	11/20/2012	12/13/2012	1/23/2013	2/20/2013
Galleys/Furnishings	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Antennas & Mounting Equipment	6/22/2012	7/20/2012	8/23/2012	9/20/2012	10/12/2012	11/21/2012	12/20/2012
Avionics	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Cabin Systems Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Miscellaneous Emergency Equipment	8/16/2012	9/13/2012	10/16/2012	11/13/2012	12/6/2012	1/16/2013	2/13/2013
Textiles/Raw Material	5/10/2012	6/7/2012	7/11/2012	8/8/2012	8/29/2012	10/1/2012	10/29/2013
Cargo Systems (Singe Aisle Programs)	8/2/2012	8/30/2012	10/2/2012	10/30/2012	11/21/2012	1/2/2013	1/30/2013
Provision Kits (Single Aisle Programs)	4/2/2012	4/30/2012	6/1/2012	6/29/2012	7/20/2012	9/4/2012	10/1/2012
Radomes (Single Aisle Programs)	7/16/2012	8/13/2012	9/17/2012	10/12/2012	11/6/2012	12/17/2012	1/13/2013

Preliminary On-Dock Dates Month of Delivery
Item	May-2013	Jun-2013	July 2013	Aug 2013	Sep 2013	Oct 2013	Nov 2013
Seats	3/21/2013	4/22/2013	5/22/2013	6/20/2013	7/23/2013	8/22/2013	9/20/2013
Galleys/Furnishings	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013
Antennas & Mounting Equipment	1/21/2013	2/22/2013	3/22/2013	4/19/2013	5/23/2013	6/21/2013	7/19/2013
Avionics	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013
Cabin Systems Equipment	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013

Attachment B to Exhibit E of PA 1810	SA-100

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	3/14/2013	4/15/2013	5/15/2013	6/13/2013	7/16/2013	8/15/2013	9/13/2013
Textiles/Raw Material	11/29/2012	1/9/2013	2/8/2013	4/5/2013	4/9/2013	5/9/2013	6/7/2013
Cargo Systems (Singe Aisle Programs)	3/1/2013	4/1/2013	5/1/2013	5/30/2013	7/2/2013	8/1/2013	8/30/2013
Provision Kits (Single Aisle Programs)	11/1/2012	12/3/2012	1/2/2013	1/30/2013	3/1/2013	4/1/2013	4/30/2013
Radomes (Single Aisle Programs)	2/14/2013	3/15/2013	4/15/2013	5/13/2013	6/17/2013	7/15/2013	8/13/2013

Preliminary On-Dock Dates Month of Delivery
Item	Dec 2013	Jan 2014	Feb 2014	Mar-2014	Apr 2014	May 2014	Jun 2014
Seats	10/23/2013	11/19/2013	12/13/2013	1/23/2014	2/20/2014	3/21/2014	4/22/2014
Galleys/Furnishings	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Antennas & Mounting Equipment	8/23/2013	9/19/2013	10/14/2013	11/22/2013	12/20/2013	1/21/2014	2/21/2014
Avionics	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Cabin Systems Equipment	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Miscellaneous Emergency Equipment	10/16/2013	11/12/2013	12/6/2013	1/16/2014	2/13/2014	3/14/2014	4/15/2014
Textiles/Raw Material	7/11/2013	8/7/2013	8/29/2013	10/1/2013	10/29/2013	11/27/2013	1/9/2014
Cargo Systems (Singe Aisle Programs)	10/2/2013	10/29/2013	11/22/2013	1/2/2014	1/30/2014	3/1/2014	4/2/2014
Provision Kits (Single Aisle Programs)	6/3/2013	6/28/2013	7/22/2013	9/3/2013	9/30/2013	11/1/2013	12/2/2013
Radomes (Single Aisle Programs)	10/11/2013	10/11/2013	11/6/2013	12/16/2013	1/13/2014	2/14/2014	3/14/2014

Preliminary On-Dock Dates Month of Delivery
Item	Jul 2014	Aug 2014	Sep 2014	Oct 2014	Nov 2014	Dec 2014	Jan 2015
Seats	5/21/2014	6/20/2014	7/23/2014	8/21/2014	9/23/2014	10/24/2014	11/18/2014
Galleys/Furnishings	5/14/2014	6/13/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Antennas & Mounting Equipment	3/21/2014	6/13/2014	5/23/2014	6/20/2014	7/23/2014	8/25/2014	9/18/2014
Avionics	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Cabin Systems Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014

Attachment B to Exhibit E of PA 1810	SA-100

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	5/14/2014	4/21/2014	7/16/2014	8/14/2014	9/16/2014	10/17/2014	11/11/2014
Textiles/Raw Material	2/7/2014	3/10/2014	4/9/2014	5/8/2014	6/10/2014	7/14/2014	8/6/2014
Cargo Systems (Singe Aisle Programs)	5/1/2014	5/30/2014	7/2/2014	7/31/2014	9/2/2014	10/3/2014	10/28/2014
Provision Kits (Single Aisle Programs)	1/2/2014	1/30/2014	3/3/2014	3/31/2014	5/2/2014	8/4/2014	6/27/2014
Radomes (Single Aisle Programs)	4/14/2014	5/13/2014	6/16/2014	7/14/2014	8/15/2014	9/17/2014	10/10/2014

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2015	Mar 2015	Apr 2015	May 2015	Jun 2015	Jul 2015
Seats	12/15/2014	1/22/2015	2/19/2015	3/23/2015	4/22/2015	5/21/2015
Galleys/Furnishings	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Antennas & Mounting Equipment	10/15/2014	11/21/2014	12/19/2014	1/23/2015	2/23/2015	3/20/2015
Avionics	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	3/13/2015
Cabin Systems Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Miscellaneous Emergency Equipment	12/8/2014	1/15/2015	2/12/2015	3/16/2015	4/15/2015	5/14/2015
Textiles/Raw Material	8/29/2014	11/17/2014	10/28/2014	12/1/2014	1/9/2015	5/14/2015
Cargo Systems (Singe Aisle Programs)	11/24/2014	1/2/2015	1/29/2015	3/2/2015	4/1/2015	4/30/2015
Provision Kits (Single Aisle Programs)	7/24/2014	9/2/2014	9/29/2014	11/2/2015	12/1/2014	12/23/2014
Radomes (Single Aisle Programs)	11/7/2014	12/15/2014	1/12/2015	2/16/2015	3/16/2015	4/14/2015

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2015	Sep 2015	Oct 2015	Nov 2015	Dec 2015	Jan 2016
Seats	6/22/2015	7/23/2015	8/21/2015	9/22/2015	10/22/2015	11/18/2015
Galleys/Furnishings	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Antennas & Mounting Equipment	4/22/2015	5/22/2015	6/22/2015	7/22/2015	8/21/2015	9/18/2016
Avionics	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Cabin Systems Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015

Attachment B to Exhibit E of PA 1810	SA-100

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	6/15/2015	7/16/2015	8/14/2015	9/15/2015	10/15/2015	11/11/2015
Textiles/Raw Material	3/10/2015	4/9/2015	5/8/2015	6/9/2015	7/10/2015	8/6/2015
Cargo Systems (Singe Aisle Programs)	5/1/2015	7/2/2015	8/1/2015	9/1/2015	10/1/2015	10/28/2015
Provision Kits (Single Aisle Programs)	2/2/2015	3/2/2015	4/1/2015	5/1/2015	6/1/2015	6/29/2015
Radomes (Single Aisle Programs)	5/15/2015	6/16/2015	7/14/2015	8/14/2015	9/15/2015	10/12/2015

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2016	Mar 2016	Apr 2016	May 2016	Jun 2016	Jul 2016
Seats	12/15/2015	1/21/2016	2/19/2016	3/23/2016	4/21/2016	5/20/2016
Galleys/Furnishings	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Antennas & Mounting Equipment	10/15/2015	11/20/2015	12/18/2015	1/22/2016	2/22/2016	3/21/2016
Avionics	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Cabin Systems Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Miscellaneous Emergency Equipment	12/8/2015	1/14/2016	2/12/2016	3/16/2016	4/14/2016	5/13/2016
Textiles/Raw Material	8/31/2015	9/29/2015	10/28/2015	12/2/2015	1/11/2016	2/9/2016
Cargo Systems (Singe Aisle Programs)	11/24/2015	12/23/2015	1/29/2016	3/2/2016	3/31/2016	4/29/2016
Provision Kits (Single Aisle Programs)	7/24/2015	8/24/2015	9/29/2015	11/2/2105	12/1/2015	12/23/2015
Radomes (Single Aisle Programs)	11/9/2015	12/14/2015	1/12/2016	2/16/2016	3/14/2016	4/13/2016

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2016	Sep 2016	Oct 2016	Nov 2016	Dec 2016	Jan 2017
Seats	6/22/2015	7/21/2016	8/23/2016	9/22/2016	10/21/2016	11/18/2016
Galleys/Furnishings	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Antennas & Mounting Equipment	4/22/2016	5/20/2016	6/23/2016	7/22/2016	8/22/2106	9/19/2016
Avionics	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Cabin Systems Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016

Attachment B to Exhibit E of PA 1810	SA-100

BOEING PROPRIETARY

Miscellaneous Emergency Equipment	6/15/2016	7/14/2016	8/16/2016	9/15/2016	10/14/2016	11/11/2016
Textiles/Raw Material	3/10/2016	4/7/2016	5/10/2016	6/9/2016	7/11/2016	8/9/2016
Cargo Systems (Singe Aisle Programs)	6/1/2016	7/1/2016	8/2/2016	9/1/2016	10/1/2016	10/28/2016
Provision Kits (Single Aisle Programs)	2/1/2016	3/1/2016	4/1/2016	5/2/2016	6/1/2016	6/28/2016
Radomes (Single Aisle Programs)	5/16/2016	5/13/2016	7/15/2016	8/15/2016	9/14/2016	10/11/2016

Preliminary On-Dock Dates Month of Delivery
Item	Feb 2017	Mar 2017	Apr 2017	May 2017	Jun 2017	Jul 2017
Seats	12/14/2016	1/23/2017	2/20/2017	3/23/2017	4/20/2017	5/22/2017
Galleys/Furnishings	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Antennas & Mounting Equipment	10/14/2016	11/23/2016	12/20/2016	1/23/2017	2/20/2017	3/22/2017
Avionics	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Cabin Systems Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Miscellaneous Emergency Equipment	12/7/2016	1/16/2017	2/13/2017	3/16/2017	4/13/2017	5/15/2017
Textiles/Raw Material	8/30/2016	9/29/2016	10/27/2016	12/1/2016	1/9/2017	2/8/2017
Cargo Systems (Singe Aisle Programs)	11/23/2016	1/3/2017	1/30/2017	3/2/2017	3/30/3017	5/1/2017
Provision Kits (Single Aisle Programs)	7/22/2016	9/2/2016	9/30/2016	11/2/2016	11/30/2016	1/3/2017
Radomes (Single Aisle Programs)	12/14/2016	1/23/2017	1/13/2017	2/16/2017	3/13/2017	4/14/2017

Preliminary On-Dock Dates Month of Delivery
Item	Aug 2017	Sep 2017	Oct 2017	Nov 2017	Dec 2017	Jan 2018
Seats	6/22/2017	6/22/2017	8/23/2017	9/21/2017	10/23/2017	11/13/17
Galleys/Furnishings	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017	11/06/17
Antennas & Mounting Equipment	4/21/2017	4/21/2017	6/23/2017	7/21/2017	8/23/2017	09/15/17
Avionics	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017	11/06/17
Cabin Systems Equipment	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/182017	11/06/17
Miscellaneous	6/15/2017	6/15/2017	8/16/2017	9/14/2017	10/18/2017	11/06/17

Attachment B to Exhibit E of PA 1810	SA-100

BOEING PROPRIETARY

Emergency Equipment
Textiles/Raw Material	3/10/2017	3/10/2017	5/10/2017	6/8/2017	7/11/2017	08/01/17
Cargo Systems (Singe Aisle Programs)	6/1/2017	6/1/2017	8/2/2017	8/31/2017	10/4/2017	10/23/17
Provision Kits (Single Aisle Programs)	2/1/2017	2/1/2017	4/3/2017	4/28/3017	6/5/2017	06/28/17
Radomes (Single Aisle Programs)	5/15/2017	5/15/2017	7/17/2017	8/14/2017	9/18/2017	10/06/17

Preliminary On-Dock Dates Month of Delivery
Item	Feb-18	Mar-18	Apr-18	May-18	Jun-18	Jul-18
Seats	12/15/2017	1/22/2018	2/21/2018	3/22/2018	4/24/2018	5/23/2018
Galleys/Furnishings	12/8/2017	1/15/2018	2/14/2018	3/15/2018	4/17/2018	5/16/2018
Antennas & Mounting Equipment	10/17/2017	11/14/2017	12/18/2017	1/24/2018	2/26/2018	3/27/2018
Avionics	12/8/2017	1/15/2018	2/14/2018	3/15/2018	4/17/2018	5/16/2018
Cabin Systems Equipment	12/8/2017	1/15/2018	2/14/2018	3/15/2018	4/17/2018	5/16/2018
Miscellaneous Emergency Equipment	12/8/2017	1/15/2018	2/14/2018	3/15/2018	4/17/2018	5/16/2018
Textiles/Raw Material	8/31/2017	9/29/2017	10/31/2017	12/1/2017	1/11/2018	2/9/2018
Cargo Systems (Singe Aisle Programs)	11/22/2017	12/22/2017	1/31/2018	3/1/2018	4/3/2018	5/2/2018
Provision Kits (Single Aisle Programs)	7/31/2017	8/28/2017	9/28/2017	10/27/2017	12/1/2017	1/9/2018
Radomes (Single Aisle Programs)	11/7/2017	12/7/2017	1/16/2018	2/14/2018	3/19/2018	4/17/2018

3.	Additional Delivery Requirements - Import.
Buyer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Buyer’s BFE shipments comply with U.S. Customs Service regulations. In the event Buyer requests Boeing, in writing, to act as importer of record for Buyer’s BFE, and Boeing agrees to such request, Buyer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Buyer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Buyer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

Attachment B to Exhibit E of PA 1810	SA-100
Page 7
BOEING PROPRIETARY